Variable Annuity Account C
                    Aetna Life Insurance and Annuity Company

        Supplement dated January 1, 1997, to Prospectus dated May 1, 1996

This information supplements your current Prospectus and should be read and retained with that Prospectus.

The Small Business Job Protection Act of 1996 (the "Act"), signed into law on August 20, 1996, has several effects on the Contracts offered in connection with this Prospectus; these are summarized below.

     [bullet] Repeal of Death Benefit Exclusion

     While payments received by your beneficiaries after your death are generally taxed in the same manner as if you had received those payments, a limited death benefit exclusion may have applied for payments due to deaths occurring on or before August 20, 1996. This exclusion no longer applies to payments due to deaths occurring after August 20, 1996.

     [bullet] Individual Retirement Annuity ("IRA") Availability

     Currently, the IRAs offered in connection with this Prospectus are not available as "SIMPLE IRAs" as defined in section 408(p) of the Internal Revenue Code (the "Code").

     [bullet] Spousal IRA Limits

     As a result of the Act, beginning in 1997, the maximum tax-deductible contribution a married couple with one working spouse may make to an IRA is increased to $4,000.

Also, the Health Insurance Portability and Accountability Act of 1996, provides two new waivers of the 10% penalty tax on certain distributions from IRAs. As of January 1, 1997, the penalty tax is waived on the amount of distributions from IRAs for certain unreimbursed medical expenses, and for certain medical or health insurance premiums if you have been unemployed and receiving unemployment benefits as described in the Code.

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